EXHIBIT 23.1




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                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors of
Union Carbide Corporation



We consent to the use of our reports incorporated herein by reference.




                                                KPMG PEAT MARWICK LLP



Stamford, Connecticut
October 21, 1997